                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement                    [ ]    Confidential, For Use of the Commission
[ ]   Definitive Proxy Statement                            Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12


            Access Capital Strategies Community Investment Fund, Inc.
                        124 Mt. Auburn Street, Suite 200N
                         Cambridge, Massachusetts 02138

                (Name of Registrant as Specified in its Charter)

                            Martin E. Lybecker, Esq.
                                  Ropes & Gray
                               One Franklin Square
                       1301 K Street, N.W., Ste. 800 East
                             Washington, D.C. 20005

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)    Title of each class of securities to which transaction applies:
             N/A

      (2)    Aggregate number of securities to which transaction applies: N/A

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

      (4)    Proposed maximum aggregate value of transaction: N/A

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

              1)     Amount previously paid: N/A
              2)     Form, Schedule or Registration Statement No.: N/A
              3)     Filing Party: N/A
              4)     Date Filed: N/A

Notes:

                        IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

            Access Capital Strategies Community Investment Fund, Inc.

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to Access Capital Strategies Community Investment Fund, Inc. (the "Fund"). The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Directors.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

            ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 20, 2001

Notice is hereby given that an Annual Meeting of the Shareholders ("Annual Meeting") of Access Capital Strategies Community Investment Fund, Inc. (the "Fund") will be held at 11:00 a.m. (Eastern Time) on February 20, 2001 at the Fund's offices, 124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts 01238, for the following purposes:

1. To approve a new Sub-Management Agreement between Access Capital Strategies LLC ("Access") and Merrill Lynch Investment Managers, L.P. ("MLIM") with respect to the Fund;

2. To elect six Directors to the Board (three of whom are current Directors and three of whom are nominees) to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

3. To ratify the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending May 31, 2001.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Annual Meeting in person.

Shareholders of record at the close of business on January 31, 2001 (the "Shareholders") are entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

                            By Order of the Directors


                            Ronald A. Homer
                            Chairman

[DATE], 2001

SHAREHOLDERS ARE REQUESTED TO PROMPTLY EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE FUND'S BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE ANNUAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

A shareholder of the Fund objecting to the proposals above is not entitled under either Maryland law or the Fund's Articles of Incorporation or Bylaws to demand payment for and an appraisal of his or her particular shares if the proposals are consummated over his or her objection.

To Access Capital Strategies Community Investment Fund, Inc. Shareholders:

The purpose of this proxy is to announce that an Annual Meeting of Shareholders (the "Meeting") of Access Capital Strategies Community Investment Fund, Inc. (the "Fund") has been scheduled for February 20, 2001. The purpose of this Meeting is to submit to the Shareholders a vote (1) to approve a new Sub-Management Agreement between Access Capital Strategies LLC ("Access" or the "Manager") and Merrill Lynch Investment Managers, L.P. ("MLIM" or the "Sub-Adviser"), (2) to elect six Directors to the Board, and (3) to ratify the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending May 31, 2001.

While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card. In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call the Fund directly at
(617) 576-5858.

Your vote is very important to us. As always, we thank you for your confidence and support.

                                        Sincerely,



                                        Ronald A. Homer
                                        Chairman
                                        Access Capital Strategies Community
                                        Investment Fund, Inc.

              PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                           YOUR VOTE IS VERY IMPORTANT

            ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

Q. WHY IS THE BOARD OF DIRECTORS PROPOSING TO ADOPT A NEW SUB-MANAGEMENT AGREEMENT?

A. In unanimously approving the proposed Sub-Management Agreement and recommending its approval by Shareholders, the Directors of the Fund, including the independent Directors, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Directors included the nature, quality and extent of the service to be provided by MLIM and data on investment performance, management fees and expense ratios of competitive funds. After considering these factors, the Directors concluded that the proposed Sub-Management Agreement would be beneficial to the Fund and to Shareholders.

Q.     WHY IS THE BOARD OF DIRECTORS PROPOSING TO ELECT THREE ADDITIONAL
       DIRECTORS?

       Each of the proposed new Directors has extensive advisory experience and expertise from which the Fund and Shareholders are expected to benefit. In addition, increasing the number of Directors of the Fund from three to six is appropriate and beneficial to the Fund and its Shareholders given the anticipated growth in the Fund.


Q. WILL APPROVAL OF THE SUB-MANAGEMENT AGREEMENT RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A. No. Under the proposed agreement, the Manager will continue to have full responsibility for providing investment advisory services to the Fund and will compensate the Sub-Adviser at its sole expense.

Q.     WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of January 31, 2001. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.     HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Directors of Access Capital Strategies Community Investment Fund, Inc., including the independent members, recommends that you vote "FOR" adopting the proposed Sub-Management Agreement; "FOR" electing the six nominees, and "FOR" ratifying the selection of KPMG LLP as independent auditors of the Fund. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q.     WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact Access Capital Strategies Community Investment Fund, Inc. directly at (617) 576-5858.

               THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
                  BY DISCLOSURES CONTAINED IN THE ACCOMPANYING
                                 PROXY STATEMENT

            ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
                              124 MT. AUBURN STREET
                                   SUITE 200N
                         CAMBRIDGE, MASSACHUSETTS 02138

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 20, 2001

                              ---------------------

                                 PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (the "Directors") of Access Capital Strategies Community Investment Fund, Inc. (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Fund at the above address or by appearing personally and electing to vote on February 20, 2001 at the Annual Meeting of Shareholders of the Fund at 11:00 a.m. (Eastern Time) at 124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts 02138 (such meeting and any adjournment thereof is referred to herein as the "Annual Meeting"). A shareholder of the Fund objecting to the proposals above is not entitled under either Maryland law or the Fund's Articles of Incorporation or Bylaws to demand payment for and an appraisal of his or her particular shares if the proposals are consummated over his or her objection. The cost of preparing and mailing the Notice of Annual Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Manager. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

Only Shareholders of record at the close of business on January 31, 2001 will be entitled to vote at the Annual Meeting. On January 19, 2001, the Fund had outstanding 555.334 shares of common stock ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Annual Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about [DATE], 2001.


The following table sets forth, as of January 19, 2001 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding shares of Common Stock of the Fund. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.


----------------------------------------------------------------------------------------------------------------------
  NAME AND ADDRESS OF BENEFICIAL OWNER           NUMBER OF SHARES OWNED                PERCENT OF CLASS
  ------------------------------------           ----------------------                ----------------
----------------------------------------------------------------------------------------------------------------------
Fleet Boston                                           172.084                                30.987
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
100 Federal St.
Boston, MA 02100
----------------------------------------------------------------------------------------------------------------------
Amalgamated Bank of New York                           104.530                                18.823
11-15 Union Square
New York, NY 10003
----------------------------------------------------------------------------------------------------------------------
Union Bank of California                               52.664                                 9.483
530 "B" Street
San Diego, CA 92191
----------------------------------------------------------------------------------------------------------------------
Washington Mutual Community Development                52.210                                 9.402
1000 Wilshire Blvd
Los Angeles, CA 90017
----------------------------------------------------------------------------------------------------------------------
Middlesex Savings Bank                                 49.473                                 8.909
6 Main St.
Natick, MA 01760
----------------------------------------------------------------------------------------------------------------------

None of the current or proposed directors own shares of the Fund. None of the executive officers of the Manager own shares of the Fund. Access Capital Strategies LLC, the Manager, owns 0.007 shares or 0.001%.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Annual Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Annual Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Fund's executive offices are located at 124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts 02138.

A COPY OF EACH OF THE FUND'S 10-K REPORT DATED MAY 31, 2000 AND 10-Q REPORT DATED NOVEMBER 30, 2000 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING (617) 576-5858.

[DATE], 2001

                                  INTRODUCTION

This Annual Meeting is being called for the following purposes: (1) to approve a new Sub-Management Agreement between Access Capital Strategies LLC ("Access" or the "Manager") and Merrill Lynch Investment Managers, L.P. ("MLIM" or the "Sub-Adviser") with respect to the Fund; (2) to elect six Directors to the Fund's Board of Directors; (3) to ratify the selection of KPMG LLP as the Fund's independent auditors; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Approval of each of the Proposals requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Annual Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

             PROPOSAL (1)--APPROVAL OF NEW SUB-MANAGEMENT AGREEMENT
                             BETWEEN ACCESS AND MLIM

On December 21, 2000, the Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, as defined in the 1940 Act, unanimously approved on behalf of the Fund the proposed Sub-Management Agreement between Access and MLIM. (A copy of the proposed Sub-Management Agreement between the Access and MLIM is included as Exhibit A to this proxy statement). Under the proposed Sub-Management Agreement, MLIM would act as Sub-Adviser to the Fund and would have the duties and responsibilities described in the Sub-Management Agreement, subject to the general supervision of the Fund's Board of Directors and Access and in accordance with, among other things, the Fund's respective investment objectives, policies and restrictions.

CURRENT MANAGEMENT AGREEMENT

At the present time, Access serves as Manager to the Fund pursuant to a management agreement dated June 15, 1998 (the "Management Agreement"). The Management Agreement will continue in effect as to the Fund from year to year, if such continuance is approved at least annually by the Fund's Board of Directors or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Directors who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Fund's Board of Directors renewed the Management Agreement at their quarterly meeting on February 11, 2000. The Management Agreement may be terminated as to the Fund without penalty at any time on 60 days' written notice by the Directors, by vote of a majority of the outstanding shares of the Fund, or by the Manager. The Management Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Under the Management Agreement, Access may make the day-to-day investment decisions for the Fund or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, Access continuously reviews, supervises and administers the Fund's investment programs. As consideration for its services, Access is entitled to a fee, paid quarterly, at an annual rate of fifty one-hundredths of one percent (0.50%) of the Fund's average gross monthly net assets. For the fiscal year ended May 31, 2000, the fund paid Access investment management fees of $171,736. Upon the structuring and effecting of certain transactions for the Fund, the Fund may pay Access an investment structuring fee of 1.00% of the transaction amount. There have been no investment structuring fees paid to Access from inception to the date of this Proxy.

PROPOSED SUB-MANAGEMENT AGREEMENT

Under the proposed Sub-Management Agreement, if approved, the Manager will continue to have full responsibility for providing investment advisory services to the Fund. The Manager will discharge this responsibility in part through retention of MLIM, at the Manager's sole expense, to manage the day-to-day investment program of the Fund to the extent set forth in the proposed Sub-Management Agreement. The Manager will oversee the activities of MLIM and will be responsible for setting any policies it deems appropriate for MLIM's activities, subject to the direction of the Fund's Directors. Shareholders of the Fund will continue to receive the benefits of the Manager's supervision of the management of the Fund and, under the proposed arrangement, will receive the additional benefit of MLIM's investment advisory services. The combined contributions of the Manager and MLIM to the Fund's management should enhance the level of service to the Shareholders.

As sub-manager of the Fund, MLIM will, to the extent set forth in the Sub-Management Agreement and subject to the supervision of the Fund's Board of Directors and the Manager and the investment policies and guidelines established by the Fund's Board of Directors and the Manager, identify, evaluate and structure the investments to be made by the fund, arrange debt financing for the Fund, provide portfolio management and servicing of securities held in the Fund's portfolio, and administer the Fund's day-to-day affairs. In doing so, MLIM has agreed to act in conformity with, among other things, the instructions and directions of the Board of Directors of the Fund and the requirements of the Investment Company Act of 1940 and all other applicable federal and state laws and regulations. MLIM will, to the extent set forth in the Sub-Management Agreement, bear those expenses expressly stated to be payable by it under the Sub-Management Agreement.

In consideration for the services provided and expenses assumed under the Sub-Management Agreement, the Manager has agreed to pay MLIM a fee, paid quarterly, at an annual rate of 0.25% of the Fund's average gross monthly assets, less accrued liabilities other than indebtedness for borrowings (or if greater, 50% of the Management Fee payable to the Manager under the Management Agreement); provided that, until the earlier of (i) December 31, 2001 and
(ii) the date upon which the Fund reaches $250,000,000 in gross assets, the Sub-Management Fee in respect of any month shall be equal to the product obtained by multiplying (x) 0.50% of the Fund's average gross monthly assets for such month multiplied by (y) a fraction, the numerator of which is the aggregate amount of common stock sourced or owned by affiliates of the Sub-Manager as of the end of such month, and the denominator of which is the total amount of common stock of the Fund as of the end of such month. The Manager will bear the sole responsibility for the payment of the sub-management fee to MLIM.

The proposed Sub-Management Agreement will become effective on the date approved by the Shareholders and, unless sooner terminated, will continue for an initial term ending two years from the date of the Sub-Management Agreement. Thereafter, the Sub-Management Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Directors, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Directors who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The proposed Sub-Management Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act, or upon the termination of the Management Agreement.

The Directors recommend that the Shareholders of the Fund vote to approve the proposed Sub-Management Agreement, thereby appointing MLIM as the Investment Sub-Adviser to the Fund. Approval by Shareholders of the Sub-Management Agreement will not result in an increase in the contractual rate of any advisory or sub-management fees payable by the Fund, but will result in the payment of the sub-management fees by the Manager to MLIM. Such sub-management fees will be borne solely by the Manager and not by the Fund.

The Sub-Management Agreement provides that MLIM will not be liable for any error of judgement or mistake of law or for any loss suffered by the Fund, the Manager or any of their respective affiliates in connection with the matters to which the Sub-Management Agreement relates, except to the extent resulting from the willful misconduct or gross negligence on the part of the Sub-Manager.

In unanimously approving the proposed Sub-Management Agreement and recommending its approval by Shareholders, the Directors of the Fund, including the independent Directors, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the independent Directors included the nature, quality and extent of the service to be provided by MLIM and data on investment performance, management fees and expense ratios of competitive funds. After considering these factors, the Directors concluded that the proposed Sub-Management Agreement would be beneficial to the Fund and to its Shareholders.

In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the proposed Sub-Management Agreement, the Directors will consider such further action as they may determine to be in the best interests of the Fund's Shareholders.

ADDITIONAL INFORMATION REGARDING A SIDE AGREEMENT

A separate Side Agreement between MLIM and Access provides for, among other things, the payment of liquidated damages under limited circumstances. Specifically, in the event that Access ceases to be Manager of the Fund (other than as a result of the termination of the Management Agreement by Access) and MLIM or one of its affiliates either becomes Manager of the Fund or continues to act as Sub-Manager of the Fund, MLIM has agreed to pay to Access as liquidated damages (in lieu of any other damages or any right to indemnification under the terms of the Side Agreement), in a single lump sum, an amount equal to the Sub-Management fees that would have been payable for the five-year period commencing on the date of termination of the Sub-Management Agreement, based upon the greater of actual net assets of the Fund as of the date of termination of the Sub-Management Agreement or $150 million of net assets (the "Liquidated Damages Amount"); provided certain other requirements have been met. Similarly, in the event that the Sub-Management Agreement is terminated (other than by MLIM), Access has agreed to pay to MLIM as liquidated damages (in lieu of any other damages or any right to indemnification under the terms of the Side Agreement), in a single lump sum, the Liquidated Damages Amount; provided certain other requirements have been met.

    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO
                 APPROVE THE PROPOSED SUB-MANAGEMENT AGREEMENT.

                     PROPOSAL (2)--ELECTION OF SIX DIRECTORS
                        TO THE FUND'S BOARD OF DIRECTORS

Proposal 2 relates to the election of Directors of the Fund. The Board proposes the election of the six nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the six nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as the Board may recommend.

INFORMATION ABOUT THE NOMINEES

Ronald A. Homer has been the CEO and Co-Managing Member of Access since 1997.

Terry K. Glenn currently serves as Executive Vice President of MLIM. Mr. Glenn is also a member of the Executive Committee of MLIM and is President and Director of substantially all funds for which MLIM or one of its affiliates is the investment adviser.

Listed below, for each Director, nominee, and executive officer is a brief description of recent professional experience, and ownership of shares of the Fund.

Name, Age and Offices with the Fund               Principal Occupation During Past Five Years and Public
                                                  Directorships

Stephen B. Swensrud, 67                           Chairman of Fernwood Advisors (investment adviser) since 1996; Principal
Nominee                                           of Fernwood Associates (financial consultant) since 1975; Director and
                                                  Chairman, RPP Corporation, since 1999; Director, International Mobile
                                                  Communications, Inc. since 1999.

                                                  In addition, Mr. Swensrud is a director of 44 registered investment companies consisting of 91 portfolios advised by Merrill Lynch Investment
                                                  Managers, L.P. or its affiliates.

M. Colyer Crum, 68                                James R. Williston Professor of Investment Management Emeritus, Harvard
Nominee                                           Business School since 1996; James R. Williston Professor of Investment
                                                  Management, Harvard Business School, from 1971 to 1996; director of
                                                  Cambridge Bancorp.

                                                  In addition, Mr. Crum is a Director of 26 registered investment companies consisting of 51 portfolios advised by Merrill Lynch Investment Managers,
                                                  L.P. or its affiliates.

Terry K. Glenn*, 60                               Executive Vice President of Merrill Lynch Investment Managers, L.P. and
Nominee                                           Fund Asset Management, L.P. since 1983; Executive Vice President and
                                                  Director of Princeton Services, Inc. since 1993; President of FAM
                                                  Distributors, Inc. since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

                                                  In addition, Mr. Glenn is President of and a Director of substantially all investment companies advised by Merrill Lynch Investment Managers, L.P. or its affiliates.

Peter J. Blampied, 58                             President, Corcoran Management Company, a real estate firm since 1998. Vice
Director since 1997                               Chairman Citizens Bank of Massachusetts (1993-94). Chairman, President & CEO
                                                  Boston Five Bancorp (1989-1993).

                                                  In addition Mr. Blampied is a director of A.W. Perry, Inc. (1998-present) and
                                                  Environmental Power Corp. (1998-present) and a Trustee of Northeast Investors
                                                  Trust (2000-present).

Ronald A. Homer*, 53                              CEO & Co-Managing Member, Access Capital Strategies LLC (the Manager) since
Director since 1997                               1997. President & CEO Boston Bank of Commerce (1983-1996).

                                                  In addition Mr. Homer is a Director of Sallie Mae(GSE).

Kevin J. Mulvaney, 52                             President, Strategic Advisors Group, a management-consulting firm since 1997.
Director since 1997                               Formerly President of DRI/McGraw Hill (1994-97). Executive Vice President Bank
                                                  of Boston (prior to 1993).


* Directors who are "interested persons" (as defined in the 1940 Act) of the Fund.

SELECTION OF NOMINEES

The Board is responsible for the selection and nomination for appointment of candidates to serve as Directors of the Fund. The Board will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Board at the Fund's offices. However, the Board expects to be able to identify from its own resources an ample number of qualified candidates.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least four times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund and various other service providers. The Fund currently pays the Independent Directors a fee of $2,000 per Board meeting attended.

During the fiscal year ended May 31, 2000, there were four meetings of the Board. Each of the Directors attended all of the meetings of the Board.

                               COMPENSATION TABLE(1)

                                 AGGREGATE       PENSION OR RETIREMENT     ESTIMATED ANNUAL      TOTAL COMPENSATION
                            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON        FROM FUND PAID TO
 NAME OF PERSON, POSITION      FUND EXPENSES     PART OF FUND EXPENSES        RETIREMENT              DIRECTOR
 ------------------------      -------------          ----------------        ----------              --------

Peter     J.     Blampied,        $8,000                  None                   None                  $8,000
Director
Ronald    A.     Homer,*            $0                    None                   None                    $0
Director
Kevin     J.     Mulvaney,        $8,000                  None                   None                  $8,000
Director

*Directors who are "interested persons" (as defined in the 1940 Act) of the Fund.

(1)  Figures are for the Fund's fiscal year ended May 31, 2000.


 THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO ELECT
                   THE SIX NOMINEES TO THE BOARD OF DIRECTORS.

         PROPOSAL (3)--RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

Proposal 3 relates to the ratification or rejection of the Fund's independent auditors. The Board selected the firm of KPMG LLP, 99 High Street, Boston, MA 02110, as auditors of the Fund for the current fiscal year. KPMG LLP has examined and reported on the fiscal year-end financial statements, dated May 31, 2000, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the board's selection of KPMG LLP for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission.

Representatives of KPMG LLP are not expected to be present at the Annual Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE MANAGER

Access is the Manager for the Fund. Access was formed in 1997 to focus upon managing the assets of institutional investors interested in community investing. In February 1997, the firm assumed the assets, but no liabilities of, Access Capital Strategies Corp. The predecessor firm was a wholly owned subsidiary of Mellon Bank Corp. from 1994-1997.

Access' principal business address is 124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts 02138.

The name, address, and principal occupation of the principal executive officer and each director of the Manager are as follows:


NAME AND ADDRESS                         POSITION(S) HELD WITH ACCESS           PRINCIPAL OCCUPATION
----------------                         ----------------------------           --------------------

Ronald A. Homer                          CEO & Co-Managing Member               Same
Access Capital Strategies LLC
124 Mt. Auburn St.
Cambridge, MA 02138

David F. Sand                            President & Co-Managing Member         Same
Access Capital Strategies LLC
124 Mt. Auburn St.
Cambridge, MA 02138

Julie A. Gould                           Director                               Vice President, FannieMae National
FannieMae                                                                       Housing Impact Division
3900 Wisconsin Ave, NW
Washington, DC 20016

Theodore Chandler                        Director                               Vice President for Housing &
FannieMae                                                                       Community Development, FannieMae
135 No. Los Robles Ave.
Pasadena, CA 91101

Charles R. Kendrick                      Director                               Principal, Clarion Ventures LLC
Clarion Ventures
225 Franklin St.
Boston, MA 02110

Alden McDonald                           Director                               President & CEO, Liberty Bank & Trust
Liberty Bank & Trust
PO Box 60131
New Orleans, LA 70160


INFORMATION ABOUT MLIM

MLIM and its affiliates act as investment adviser to more than 100 registered investment companies and offer investment advisory services to individuals and institutional accounts. As of December 2000, MLIM and its affiliates had a total of approximately $557 billion in investment company and other portfolio assets under management.

MLIM is organized as a limited partnership. The general partner of MLIM is Princeton Services, Inc. ("Princeton Services"). The limited partner of MLIM is Merrill Lynch and Co., Inc. ("ML& Co."). Princeton Services is a wholly-owned subsidiary of Merrill Lynch Group, Inc. ("Merrill Lynch Group"). Merrill Lynch Group is a wholly-owned subsidiary of ML & Co. ML & Co. and Princeton Services control MLIM through their ownership of the voting securities of MLIM and their power to exercise a controlling influence over the management and policies of MLIM.

Jeffrey M. Peek is the President of MLIM. Mr. Peek also serves as President and Director of Princeton Services and Executive Vice President of ML & Co. The principal business address of Mr. Peek, MLIM and Princeton Services is P.O. Box 9011, Princeton, New Jersey 08543-9011. The principal business address of ML & Co. and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080.

Terry K. Glenn serves as the Executive Vice President of MLIM, Executive Vice President and Director of Princeton Services, Executive Vice President of Fund Asset Management, L.P., President and Director of FAM Distributors, Inc. and President of Princeton Administrators, L.P. The principal business address of Mr. Glenn is P.O. Box 911, Princeton, NJ 08543-9011

                                   ****

The following list indicates the beneficial ownership of the Shareholders who, to the best knowledge of the Fund, are the beneficial owners of more than 5% of the outstanding Shares of the Fund as of January 19, 2001:

Name and Address of Beneficial Owner        Number of Shares Owned                            Percent of Class
------------------------------------        ----------------------                            ----------------

Fleet Boston                                172.084                                           30.987
100 Federal St.
Boston, MA 02100

Amalgamated Bank of New York                104.530                                           18.823
11-15 Union Square
New York, NY 10003

Union Bank of California                    52.664                                            9.483
530 "B" Street
San Diego, CA 92191

Washington Mutual Community Development     52.210                                            9.402
1000 Wilshire Blvd
Los Angeles, CA 90017

Middlesex Savings Bank                      49.473                                            8.909
6 Main St.
Natick, MA 01760


As of January 19, 2001, the Officers and Directors of the Fund own less than 1% of the outstanding Shares of the Fund.

PORTFOLIO TRANSACTIONS

During the Fund's fiscal year ended May 31, 2000, the Fund paid $0 in brokerage commissions.


PROPOSED DISTRIBUTION ARRANGEMENTS

If the Sub-Management Agreement is approved by the requisite Shareholders of the Fund and MLIM is appointed as sub-manager of the Fund, the Fund intends to enter into a distribution arrangement with FAM Distributors, Inc. (the "Distributor"). Pursuant to the distribution arrangement, the Distributor will offer shares of the Fund pursuant to exemptions from the registration requirements of applicable securities laws. In addition, the Distributor may from time to time enter into selected dealer agreements with other securities dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"). If the Distributor enters into any such selected dealer agreements, shares of the Fund may be offered by such other securities dealers pursuant to exemptions from the registration requirements of applicable securities laws.

MLPF&S is an affiliated person, as defined in the Investment Company Act, of the Sub-Adviser, because MLPF&S and the Sub-Adviser are under the common control of ML & Co.

Because of the affiliation of MLPF&S with the Sub-Adviser, the Fund will be prohibited from engaging in certain transactions involving MLPF&S except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

While the Annual Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Annual Meeting. If any other matters lawfully come before the Annual Meeting, and in all procedural matters at said Annual Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Annual Meeting.

If at the time any session of the Annual Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Annual Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Shareholder proposals to be presented at any future meeting of Shareholders of the Funds must be received by the Fund a reasonable time before the Fund's solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

If you do not expect to attend the Annual Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

[DATE], 2001

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

     MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING.

                                    EXHIBIT A

                            SUB-MANAGEMENT AGREEMENT

                                    FORM OF
                            SUB-MANAGEMENT AGREEMENT

         SUB-MANAGEMENT AGREEMENT dated as of February __, 2001 between ACCESS CAPITAL STRATEGIES LLC, a Massachusetts limited liability company (the "Manager"), and MERRILL LYNCH INVESTMENT MANAGERS, L.P., a Delaware limited partnership (the "Sub-Manager").

         WHEREAS:

         A. Access Capital Strategies Community Investment Fund, Inc. (the "Fund") is a non-diversified closed-end management investment company that has elected status as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act");

         B. The Manager is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

         C. Pursuant to the Management Agreement dated as of June 15, 1998 (the "Management Agreement") between the Manager and the Fund, the Fund retained the Manager to provide, and the Manager agreed to provide to the Fund, certain investment advisory, portfolio management, and administrative services;

         D. The Sub-Manager is an investment adviser registered as such under the Advisers Act; and

         E. The Manager desires to retain the Sub-Manager to provide, and the Sub-Manager is willing to provide, certain portfolio management, investment advisory and administrative services to the Manager in connection with the Manager's management of the Fund.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy are hereby acknowledged, the parties agree as follows:

         1. Investment Duties. Subject to the supervision of the Fund's Board of Directors ("Board") and the Manager and the investment policies and guidelines established by the Board and the Manager, the Sub-Manager will identify, evaluate, and structure the investments to be made by the Fund, arrange debt financing for the Fund, provide portfolio management and servicing of securities held in the Fund's portfolio, and administer the Fund's day-to-day affairs; provided, however, that the Sub-Manager shall not have any responsibility to provide, and the Manager shall continue to provide, the services set forth on Schedule A attached hereto.

         2. Administrative Duties. The Sub-Manager will administer the affairs of the Fund subject to the supervision of the Board and the Manager and the following understandings:

         (a) The Sub-Manager will supervise all aspects of the operations of the Fund, including oversight of transfer agency, custodial, and accounting services (other than those services set forth on Schedule A attached hereto); provided, however, that nothing herein contained shall be deemed to relieve or deprive (i) the Board of its responsibility for and control of the conduct of the affairs of the Fund, (ii) the Manager of its responsibility for all services to be provided to the Fund pursuant to the Management Agreement.

         (b) The Sub-Manager will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as required) of the Fund's registration statement under the Securities Exchange Act of 1934 ("1934 Act"), proxy material, tax returns, and required reports to the Fund's shareholders and the Securities and Exchange Commission ("SEC") and other appropriate federal or state regulatory authorities.

         (c) The Sub-Manager will maintain or oversee the maintenance of all books and records with respect to the Fund, and will furnish the Manager and the Board with such periodic and special reports as the Manager and the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Manager hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.

         (d) All cash, securities, and other assets of the Fund will be maintained in the custody of one or more banks in accordance with the provisions of Section 17(f) of the 1940 Act and the rules thereunder; the authority of the Sub-Manager to instruct the Fund's custodian(s) to deliver and receive such cash, securities, and other assets on behalf of the Fund will be governed by a custodian agreement between the Fund and each such custodian, and by resolution of the Board.

         (e) Services to be furnished by the Sub-Manager under this Agreement may be furnished through the medium of any of the Sub-Manager's partners, officers or directors.

         3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Manager will act in conformity with the Articles of Incorporation and By-Laws of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         4. Services Not Exclusive. The services furnished by the Sub-Manager hereunder are not to be deemed exclusive and the Sub-Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature.

         5. Expenses.

         (a) During the term of this Agreement, the Sub-Manager will pay the annual operating expenses to be borne by the Fund as described in Section 7(b) of the Management Agreement. The Manager shall pay to the Sub-Manager an annual fee equal to 0.06% of the Fund's monthly net assets (the "Reimbursement Fee"), payable quarterly in arrears; provided that (i) if for any year the amount of operating expenses paid by the Sub-Manager exceed the Reimbursement Fee, the Manager will also pay to the Sub-Manager an amount equal to 50% of the amount of such excess and (ii) if for any year the amount of operating expenses paid by the Sub-Manager are less than the Reimbursement Fee, in lieu of the Reimbursement Fee the Manager will pay to the Sub-Manager the amount of operating expenses actually paid by the Sub-Manager for such year plus, to the extent the Sub-Manager has not previously been reimbursed for any operating expenses previously paid by it, 50% of the amount by which the amount of operating expenses paid by the Sub-Manager for such year are less than the Reimbursement Fee for such year.

         (b) The payment or assumption by the Sub-Manager of any expense of the Fund that the Sub-Manager is not required by this Agreement to pay or assume shall not obligate the Sub-Manager to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

         6. Compensation.

         (a) For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay to the Sub-Manager a fee (the "Sub-Management Fee"), paid quarterly, at an annual rate of 0.25% of the Fund's average gross monthly assets, less accrued liabilities other than indebtedness for borrowings (or, if greater, 50% of the Management Fee payable to the Manager under the Management Agreement); provided that, until the earlier of (i) December 31, 2001 and (ii) the date upon which the Fund reaches $250,000,000 in gross assets, the Sub-Management Fee in respect of any month shall be equal to the product obtained by multiplying (x) 0.50% of the Fund's average gross monthly assets for such month multiplied by (y) a fraction, the numerator of which is the aggregate amount of common stock sourced or owned by affiliates of the Sub-Manager as of the end of such month, and the denominator of which is the total amount of common stock of the Fund as of the end of such month.

         (b) If this Agreement becomes effective or terminates before the end of any fiscal quarter, the Sub-Management Fee for the period from the effective day to the end of the fiscal quarter or from the beginning of such quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full fiscal quarter in which such effectiveness or termination occurs.

         7. Limitation of Liability of Sub-Manager. The Sub-Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Manager or any of their respective affiliates in connection with the matters to which this Agreement relates except to the extent resulting from the willful misconduct or gross negligence on the part of the Sub-Manager. Any person, even though also an officer, director, employee, or agent of the Sub-Manager, who may be or become an officer, director, employee, or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Sub-Manager even though paid by it.

         8. Duration and Termination.

         (a) This Agreement shall become effective upon the date hereabove written provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the Fund who are not interested persons of the Fund cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities.

         (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those directors of the Fund who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

         (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to the Sub-Manager or by the Manager or the Sub-Manager at any time, without the payment of any penalty, on sixty days' written notice to the Fund and the Manager or Sub-Manager, as applicable. This Agreement will automatically terminate in the event of its assignment or upon the termination of the Management Agreement.

         9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

         10. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

         11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Capitalized terms used herein and not defined have the meaning assigned to them in the Fund's Private Offering Memorandum dated February 18, 1998, as revised as of May 15, 1998 and supplemented on March 15, 1999. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities", "affiliated person", "interested person", "assignment", "investment adviser", "net assets" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ACCESS CAPITAL STRATEGIES LLC

By:
   ---------------------------------
Name:
Title:


MERRILL LYNCH INVESTMENT PARTNERS, L.P.

By:
   ---------------------------------
Name:
Title:

                                   SCHEDULE A

               SERVICES TO CONTINUE TO BE PERFORMED BY THE MANAGER

o Establishment of investment policies and guidelines for the Fund, which policies and guidelines shall provide for an allocation of Fund assets in support of programmatic initiatives designed to enhance the Community Reinvestment Act benefits of the Fund.

o Determining investment parameters for each investor, including the eligibility of each investment of the Fund for regulatory credit under the Community Reinvestment Act.

o Monitoring and allocating Community Reinvestment Act regulatory credits among investors.

o Providing such advice as the Sub-Manager may reasonably request with respect to potential investments and market opportunities.

o Providing such assistance as the Sub-Manager may reasonably request with respect to the marketing of the Fund's shares.

o Providing such assistance and information as the Sub-Manager may reasonably request in connection with any applicable regulatory filings, documentation or otherwise in connection with the performance by the Sub-Manager of its administrative duties under the Sub-Management Agreement.

o Such other services as the Manager and the Sub-Manager shall mutually agree.

            ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

                         PROXY FOR AN ANNUAL MEETING OF
                       SHAREHOLDERS ON FEBRUARY 20, 2001

This proxy is solicited by the Board of Directors of Access Capital Strategies Community Investment Fund, Inc. for use at an Annual Meeting of Shareholders ("Annual Meeting") to be held on February 20, 2001 at 11:00 a.m. Eastern Time at 124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts 02138.

The undersigned hereby appoints Ronald A. Homer and David F. Sand, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Annual Meeting and at any and all adjournments thereof, all common stock in the Fund held of record by the undersigned on the record date for the Annual Meeting, upon the following matters and upon any other matter which may come before the Annual Meeting in their discretion:

PROPOSAL (1) Approval of the new Sub-Management Agreement between Access Capital Strategies LLC and Merrill Lynch Investment Managers, L.P.

FOR                   AGAINST           ABSTAIN
[    ]                [    ]            [    ]


PROPOSAL (2)       Election of Directors.

FOR all six nominees  WITHHOLD          Nominees:  Stephen B. Swensrud
listed (except as     AUTHORITY                    M. Colyer Crum
marked to the right)  to vote for all              Terry K. Glenn
                      nominees listed              Peter J. Blampied
                                                   Ronald A. Homer
                                                   Kevin J. Mulvaney

[    ]                [    ]            To withhold authority to vote for any
                                        individual nominee, write that nominee's name on the line below.


PROPOSAL (3) Ratification of the selection of KPMG LLP as the independent auditors of the Fund for the fiscal year ended May 31, 2001.

FOR                   AGAINST           ABSTAIN
[    ]                [    ]            [    ]


PROPOSAL (4) Transaction of such other business as may properly come before the Annual Meeting.

FOR                   AGAINST           ABSTAIN
[    ]                [    ]            [    ]

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposals.

                  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting dated February 20, 2001 and the Proxy Statement attached hereto:


                  __________________________________________________
                  Signature(s) of Shareholder(s)

                  __________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: _______________________________, 2001


                  IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Director or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


                  *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***



                                       21